SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 31, 2005


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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        (Former name or former address, if changed since last report.)


Item 8.01   Other Events

            On March 31, 2005, Trans-Lux Corporation issued a press release on the financial performance for the fourth quarter of 2004 and annual results.


Item 9.01   Financial Statements and Exhibits

                (c)  Exhibits.


                       99    Press release dated March 31, 2005


                                        SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



                                                By: /s/ Angela D. Toppi
                                                    ------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer



Date:  April 1, 2005